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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 2, 2001 included in Celeris Corporation's Form 10-K for the year ended December 31, 2000 and to all references to our firm included in this registration statement.



                                    /s/ Arthur Andersen LLP

Nashville, Tennessee
July 18, 2001